Changes in the scope of consolidation	12 Months Ended
Dec. 31, 2021
Changes in the Scope of Consolidation [Abstract]
Changes in the Scope of Consolidation
Note 2.    Changes in the scope of consolidation

Year ended December 31, 2021

On April 27, 2021, the Technip Energies Group’s participation in Inocean AS was increased to 100% by acquiring the remaining 49% of Inocean AS that the Group did not already own for €2.0 million. Inocean AS was already fully consolidated. The carrying amount of non-controlling interest, at the date of acquisition, was €0.5 million.
The Group did not have any other significant acquisitions and divestitures during the twelve months ended December 31, 2021.

Year ended December 31, 2020
Technip Energies Group did not have any significant acquisitions and divestitures during the year ended December 31, 2020.

Year ended December 31, 2019
Technip Energies Group did not have any significant acquisitions and divestitures during the year ended December 31, 2019.